
Peaceful Nuclear Energy

# Thorium Power

*"Peaceful Nuclear Energy with Low Waste and Improved Industry Economics"*

Pacific Growth Equities
Clean Technology & Industrial Growth Conference

# Safe Harbor Statement





This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include the description of our plans and objectives for future operations, assumptions underlying such plans and objectives, statements regarding benefits of the proposed merger and other forward-looking terminology such as "may," "expects," "believes," "anticipates," "intends," "expects," "projects" or similar terms, variations of such terms or the negative of such terms. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks, as well as other risks associated with the merger, will be more fully discussed in any joint proxy statement or prospectus or other relevant document filed with the Securities and Exchange Commission in connection with the proposed merger. Such information is based upon various assumptions made by, and expectations of, our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond our control and upon assumptions with respect to the future business decisions which are subject to change. Accordingly, there can be no assurance that actual results will meet expectations and actual results may vary (perhaps materially) from certain of the results anticipated herein.

# Investment Highlights





- Resurgence of global interest in nuclear power; several underserved market segments
- Thorium is a superior fuel source utilized in the company's unique technology
- Proven technology with clear path to commercialization
- Compelling licensing/partnering strategy with strong intellectual property protections in place
- Near term consulting and strategic advisory services opportunity
- Strong management, directors, technical and international advisory boards

# About Thorium Power





- Thorium Power is the leading developer of thorium-based proliferation resistant nuclear fuel technology
- Technology consists of fuel designs addressing the key concerns in the nuclear power industry, including nuclear proliferation and waste
- Technology supports expansion of addressable market and improved economics for the global nuclear energy industry
- Fuel designs are "reactor-agnostic," designed and optimized to be compatible with majority of existing and future reactors

# What is Thorium?




- Naturally-occurring, slightly radioactive metal - #90 in periodic table of Elements
- Estimated to be over three times more abundant in the Earth's crust than all forms of uranium combined
  - Large deposits in the US, India, Australia, Norway and many other countries
- Thorium-based nuclear power produces less than half the volume of radioactive waste
  - Significantly lower long-term radio-toxicity
- The energy contained in one kilogram of thorium equals four thousand tons of coal

# Founded by Industry Leader





- Thorium Power was founded in by Dr. Alvin Radkowsky
  - First Chief Scientist U.S. Naval Nuclear Program
  - Team leader of first commercial nuclear power plant in the U.S.
  - Designer of more nuclear reactors and fuels than anyone in history

- Thorium Power formed in 1992 to develop nuclear fuels that would sever the link between nuclear weapons and nuclear power
  - A single nuclear reactor running on uranium produces enough plutonium to produce 25 nuclear bombs per year



*Thorium Power seed and blanket fuel assembly model*

# Thorium Power Advantage





| | |
|---|---|
| Proliferation resistance | • No weapons usable materials produced<br>• Reduction of political risk |
| Waste volume and storage time reduction | • Dramatic waste reduction: - 70% weight; - 50% vol<br>• 90% reduction of waste radio-toxicity |
| Reactor operating cost reduction | • 10-20+% fuel cycle saving vs conventional fuel<br>• Material impact on profitability and ROI |
| Ability to utilize thorium reserves; supply flexibility | • Ability to utilize domestic thorium reserves<br>• Mitigates fuel price volatility<br>• Reduces uranium supply risk |
| Straight-forward implementation | • Utilizes existing light water reactor designs<br>• Basic industry structure unchanged |

# Addressable Markets




- Thorium Power's target markets include several hundred light water nuclear reactors operating worldwide and over a hundred more reactors that could be built over the next 20-30 years
- Underserved markets include:
  - Markets with political challenges related to conventional uranium-based nuclear technology due to proliferation concerns
  - Markets with logistics challenges and/or negative public opinions and due to waste concerns
  - Markets with large thorium deposits
  - Markets looking to improve operating economics by reducing fuel cost

# Proven Technology




- Engineering & development phase:
  - Technology has undergone extensive scientific development and evaluation
  - Already in research reactor use for over 4 years
  - Reviewed and favorably evaluated by Westinghouse and IAEA
- Technology scale-up and testing phase:
  - Off-shore development model in place since 90-s including leading Russian industry experts and facilities
  - Company now focused on further demonstration and commercialization of the technology
  - Plan to deploy thorium fuel in 1,000 megawatt reactor (lead-test assembly) within 3 years

Technology development and qualification follows the standard industry process

# Multi-Pronged Business Model





Thorium Power is currently managing a portfolio of market and partner leads, limiting the risk of individual projects

- Short term:
  - Advisory and strategic consulting services to foreign governments and nuclear power companies
  - Participation in government programs for non-proliferation and waste management
- Medium term:
  - Participation in thorium-based nuclear energy development consortia
  - Recurring licensing fees for thorium-based nuclear fuel

# Licensing Strategy





- Strong intellectual property protections in place – core technology protected by international patents
- Recurring licensing fees with low-cost, highly leverageable business model
- Thorium Power plans to license its technologies to current fuel fabricators targeting existing and future plant operator customers
  - Existing and new reactors in countries with an established nuclear industry
  - New reactors in countries without a nuclear industry today

# Near-Term Goals




- Further Strengthening of Corporate Capabilities (2007-2008)
  - Additional strategic and financial relationships
  - Thorium-focused U.S. legislation, and government support benefiting the company
  - Expansion of Intellectual Property
- Completion of Technology Milestones Towards Fuel Insertion in Commercial Reactor within 3 Years
  - Scale up the fuel fabrication process to full length rods used in commercial reactors
  - Validate thermal hydraulic performance of full size seed and blanket fuel assembly
  - Complete ampoule irradiation testing and perform post-irradiation examination to confirm fuel performance
  - Obtain final regulatory approvals for insertion of fuel in commercial reactors

# Near-Term Goals (cont.)




- Closing of Business Agreements With Future Reactor Operators and Industry Partners (2007-08)
  - Commercial arrangements with:
    - Future operators of thorium based reactors
    - Fuel fabricators
    - Future participants in consortia for new reactors
  - Seek revenue from advisory and pre-construction services to governments and commercial entities

# Investment Highlights




- Resurgence of global interest in nuclear power; several underserved market segments
- Thorium is a superior fuel source utilized in the company's unique technology
- Proven technology with clear path to commercialization
- Compelling licensing/partnering strategy with strong intellectual property protections in place
- Near term consulting and strategic advisory services opportunity
- Strong management, directors, technical and international advisory boards





# APPENDIX

# "Nuclear Renaissance"




- Desire to reduce dependence on oil and other fossil fuels
- Mandates to lower $CO_2$ emissions
- Economic and commercial advantages of nuclear power:
  - Immaturity and cost of renewable/alternative energy
  - Strong operating performance of nuclear power plants
- "Nuclear renaissance" will include many new nuclear industry countries
  - E.g., emerging markets with strong economic growth requiring significant build-out of electricity generating capacity
  - Nuclear energy plans announced recently in several new nuclear countries
- Industry will need to address remaining nuclear energy concerns and challenges going forward
  - Proliferation, waste, fuel supply/price
  - Reactor safety largely addressed by new reactor designs and solid operating record

# Third-Party Validation




"It is Westinghouse's opinion that proceeding to the LTA stage is prudent. From the review that we have performed to date, it appears the [Thorium Power] technology is well founded and has a good prospect for success based on our previous US experience and Russian experience with metal fuels." –

Westinghouse report commissioned by National Nuclear Security Agency, April 2005

"The American Nuclear Society endorses continued research and development of the use of thorium as a fertile fuel material for nuclear reactors…Waste produced during reactor operations benefits from the fact that the thorium-uranium fuel cycle does not readily produce long-lived transuranic elements."

Position Statement from the American Nuclear Society, November 2006

"Thorium fuel cycle is an attractive way to produce long term nuclear energy with low radiotoxicity waste. In addition, the transition to thorium could be done through the incineration of weapons grade plutonium (WPu) or civilian plutonium."

Thorium Fuel Cycle – Potential Benefits and Challenges, Published by the International Atomic Energy Agency (IAEA) in 2005, TECDOC Series No. 1450

# Balance Sheet Highlights




As of September 30, 2007

| | | |
|---|---|---|
| Cash and cash equivalents | $ | 6,470,292 |
| Total Current Assets | $ | 6,557,722 |
| Total Assets | $ | 6,792,723 |
| | | |
| Total Current Liabilities | $ | 527,101 |
| Total Liabilities | $ | 534,005 |
| | | |
| Total Liabilities and Shareholders Equity | $ | 6,792,723 |

Clean capital structure and no long-term debt

# Experienced Mgmt & Board





**Senior Management**

Seth Grae - President, Chief Executive Officer, and Member of the Board of Directors

Erik Hällström - Chief Operating Officer

James D. Guerra – Chief Financial Officer and Treasurer

Andrey Mushakov - Executive Vice President - International Nuclear Operations

Ambassador Dennis K. Hays - VP Government Relations, Corporate Secretary

Peter Charles - Director of Corporate Affairs and Investor Relations

**Board of Directors**

Ambassador Thomas Graham, Jr. - Chairman of the Board

Seth Grae – President & CEO

Victor Alessi

Daniel Barstow Magraw, Jr.

Jack D. Ladd

# Advisory Boards




**International Advisory Board**

Victor L. L. Chu
George D. Crowley, Jr. (Co-Chairman)
Susan Eisenhower
Sir Ronald Grierson (Co-Chairman)
Rt. Hon Michael Howard, QC MP
Nancy "Nana" Lampton
Tidu Maini, BSc, ACGI, DIC, PhD
Simon Murray, CBE
Daniel B. Poneman
Charles W. Pryor Jr.
Ernest Steiner
John D. Taylor

**Technical Advisory Board**

Ernie H. Kennedy
Ronald E. Murata
Thomas Retson
Norton Shapiro
Sam Vaidyanathan